This is filed pursuant to Rule 497(e).
File Nos. 333-120487 and 811-21673.
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                                        THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS
                                -AllianceBernstein Short Duration Bond Portfolio
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Supplement dated May 16, 2008 to the Prospectus dated December 31, 2007 of the
AllianceBernstein Pooling Portfolios offering shares of AllianceBernstein Short Duration Bond Portfolio.

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AllianceBernstein Short Duration Bond Portfolio

The following information supplements certain information in the Prospectus under the heading "Management of the Portfolios - Portfolio Managers."

The Portfolio is managed by the U.S. Investment Grade: Liquid Markets/Structured Products Investment Team. Jon P. Denfeld now replaces Raymond Wong, joining Shawn E. Keegan, Lipkee Lu, and Jeffrey S. Phlegar as the team members with the most significant responsibility for the day-to-day management of the Portfolio. Mr. Denfeld is a Vice President of the Adviser. Mr. Denfeld has been associated with the Adviser in a substantially similar capacity to his current position since May 2008. Prior thereto, he was a Director and Senior U.S. Portfolio Manager for UBS Global Asset Management since 2006. Prior thereto, he served as a Portfolio Manager for Shay Asset Management since prior to 2003.


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This Supplement should be read in conjunction with the Prospectus for the
Portfolio.

You should retain this Supplement with your Prospectus for future reference.

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